Exhibit a.xxxiii

THE HARTFORD MUTUAL FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE HARTFORD MUTUAL FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST:  Pursuant to the authority expressly vested in the Board of Directors (the “Board of Directors”) of the Corporation by Section 2-208 of the Maryland General Corporation Law and the charter (the “Charter”) of the Corporation, the Board of Directors, by resolutions duly adopted at a meeting duly called and held, classified 125,000,000 authorized but unissued shares of common stock, par value $.001 per share (“Common Stock”), without further classification or designation, as the new series and classes set forth below, the shares of each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of a series of Common Stock as set forth in the Charter:

Series	Class	Shares

Hartford Environmental Opportunities Fund	Class A shares	13,000,000
	Class C shares	13,000,000
	Class I shares	20,000,000
	Class Y shares	20,000,000
	Class R3 shares	13,000,000
	Class R4 shares	13,000,000
	Class R5 shares	13,000,000
	Class R6 shares	20,000,000

SECOND:  Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 49,860,000,000, of which 12,180,000,000 are shares of Common Stock without further classification or designation and 37,680,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES

The Hartford Balanced Fund
Class A	375,000,000
Class B	175,000,000
Class C	110,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Balanced Income Fund
Class A	400,000,000
Class B	200,000,000
Class C	400,000,000
Class I	200,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Capital Appreciation Fund
Class A	570,000,000
Class B	175,000,000
Class C	220,000,000
Class I	400,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Checks and Balances Fund
Class A	400,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Conservative Allocation Fund
Class A	100,000,000
Class B	50,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Core Equity Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Dividend and Growth Fund
Class A	325,000,000
Class B	75,000,000
Class C	50,000,000
Class I	200,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

Hartford Duration-Hedged Strategic Income Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Emerging Markets Local Debt Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Emerging Markets Research Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Environmental Opportunities Fund
Class A	13,000,000
Class C	13,000,000
Class I	20,000,000
Class Y	20,000,000
Class R3	13,000,000
Class R4	13,000,000
Class R5	13,000,000
Class R6	20,000,000

The Hartford Equity Income Fund
Class A	175,000,000
Class B	75,000,000
Class C	50,000,000
Class I	100,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Floating Rate Fund
Class A	800,000,000
Class B	200,000,000
Class C	800,000,000
Class I	1,000,000,000
Class Y	250,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Floating Rate High Income Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global All-Asset Fund
Class A	250,000,000
Class C	150,000,000
Class I	100,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global Alpha Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Global Capital Appreciation Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Global Equity Income Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Global Real Asset Fund
Class A	125,000,000
Class C	75,000,000
Class I	100,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Growth Allocation Fund
Class A	100,000,000
Class B	50,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Healthcare Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford High Yield Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Inflation Plus Fund
Class A	5,660,000,000
Class B	105,000,000
Class C	180,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford International Capital Appreciation Fund
Class A	125,000,000
Class B	75,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Growth Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Opportunities Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford International Small Company Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford International Value Fund
Class A	125,000,000
Class C	75,000,000
Class I	150,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Long/Short Global Equity Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000

The Hartford MidCap Fund
Class A	225,000,000
Class B	75,000,000
Class C	110,000,000
Class I	100,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford MidCap Value Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Moderate Allocation Fund
Class A	100,000,000
Class B	50,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Municipal Income Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000

The Hartford Municipal Opportunities Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000

Hartford Municipal Short Duration Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000

Hartford Multi-Asset Income Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Quality Bond Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

Hartford Real Total Return Fund
Class A	125,000,000
Class C	75,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Short Duration Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	200,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Small Company Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Small/Mid Cap Equity Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	200,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford Strategic Income Fund
Class A	200,000,000
Class B	200,000,000
Class C	200,000,000
Class I	50,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Total Return Bond Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	400,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

The Hartford Unconstrained Bond Fund
Class A	125,000,000
Class B	75,000,000
Class C	50,000,000
Class I	50,000,000
Class Y	50,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000

The Hartford World Bond Fund
Class A	125,000,000
Class C	75,000,000
Class I	600,000,000
Class Y	100,000,000
Class R3	50,000,000
Class R4	50,000,000
Class R5	50,000,000
Class R6	50,000,000

THIRD:  The shares of Common Stock described in Article FIRST above have been classified by the Board of Directors under the authority contained in the Charter.

FOURTH:  These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.  These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH:  The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President, Secretary and Chief Legal Officer and attested by its Assistant Secretary as of the 10th day of February, 2016.

ATTEST:	THE HARTFORD MUTUAL FUNDS, INC.

/s/ Alice A. Pellegrino	By:	Edward P. Macdonald
Alice A. Pellegrino		Edward P. Macdonald
Assistant Secretary		Vice President, Secretary and Chief Legal Officer

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